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                               SERVICES AGREEMENT

         THIS SERVICES AGREEMENT (this "Agreement"), dated as of the 1st day of July, 1999, is made by and between TRITEL COMMUNICATIONS, INC., a Delaware corporation ("Tritel"), and WIRELESS FACILITIES, INC., a Delaware corporation ("WFI").

         In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

SECTION 1.        THE SERVICES

         1.1      SERVICES.

         WFI will perform the services described on Exhibit A and Exhibit D (the "Services") for Tritel (or subsidiaries or entities under common control with Tritel, as directed by Tritel) regarding the project described therein (the "Project") in accordance with the terms and conditions of this Agreement. WFI will perform the Services in a professional, workmanlike manner, will exercise reasonable skill, care and diligence in the performance of the Services and will carry out its responsibilities in accordance with industry accepted good professional engineering practices and in compliance with all standards and rules reasonably established by Tritel from time to time. Unless otherwise agreed by Tritel in writing, WFI will provide all personnel, equipment and supplies necessary or appropriate to perform the Services.

         1.2      EXAMINATION OF THE SERVICES.

         WFI has examined the applicable ordinances, rules and regulations, and has examined the markets where the Services will be provided and satisfied itself as to all conditions to be encountered in the performance of the Services.

         1.3      TIME IS OF THE ESSENCE.

         Upon execution of this Agreement, the parties shall promptly negotiate and establish a general overall progress schedule for the performance of the Services in all markets subject to this Agreement and completion of the Project, which schedule shall be supplemented (prior to commencing Services in any market) with more detailed and mutually established market by market progress schedules for RF Engineering Services (the general and more detailed progress schedules may be hereafter referred to collectively as the "Progress Schedule") which shall include a description of milestones marking the completion of certain successive phases of the Services (the "Milestones"). The Progress Schedule, when executed by Tritel and WFI, shall be deemed an addendum to this Agreement and become an integral part of this Agreement. The Progress Schedule may be amended by mutual agreement of Tritel and WFI in writing.

         In the performance of WFI's obligations under this Agreement, time is of the essence. WFI agrees to see to the timely performance of the Services in accordance with the Progress Schedule and will not delay (beyond deadlines established in the Progress Schedule) or interfere with other portions of work on the Project. WFI recognizes that Tritel will incur severe



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economic loss if the Project is not timely completed, and that WFI will be responsible to compensate Tritel for such loss in accordance with Section 1.9 if WFI does not comply with the Progress Schedule.

         1.4      COMMENCEMENT AND PROGRESS.

         Upon Tritel and WFI's mutual execution of the Progress Schedule, WFI will commence providing Services within a market specified by Tritel [within three (3) weeks] after written notice from Tritel to WFI, and shall provide the Services diligently and in accordance with the Progress Schedule.

         1.5      PRIORITY OF SERVICES.

         Tritel shall have the right to decide the time, order and priority in which the various portions of the Services shall be performed and all other matters relevant to the timely and orderly conduct of WFI's Services.
Tritel shall consult with WFI's project manager concerning all such matters.

         1.6      COORDINATION.

         WFI shall cooperate with Tritel and all other contractors involved in the Project in the provision of the Services. Tritel shall cooperate with WFI in connection with its provision of the Services, and shall instruct its contractors and agents involved in the Project to do likewise.

         1.7      AUTHORIZED REPRESENTATIVE; PERSONNEL.

         WFI shall designate one or more persons who shall be WFI's authorized representative(s) on-site and off-site. Tritel shall have the right to approve any personnel assigned by WFI to perform any Services, which approval shall not be unreasonably withheld or delayed.

         1.8      ASSIGNMENT AND SUBCONTRACTING.

         WFI will not assign the work under this Agreement, or subcontract any portion of it, without the prior written consent of Tritel. WFI will not make any assignment of payments to be earned by WFI under this Agreement without the prior written approval of Tritel.

         1.9      CONSEQUENCES FOR DELAY.

         WFI will be excused for any delay caused by acts of God, war (including civil war), civil unrest, acts of government, fire, floods, explosions, inclement weather, epidemics, quarantine restrictions, labor unrest, strikes, lockouts, delays solely caused by Tritel or its vendors or other contractors, or other events beyond the control of WFI. WFI will be entitled to extensions of time for such delay only upon written notice to Tritel [within ten (10) days] after commencement of the delay.

         If due to any act or omission of WFI mutually agreed Acceptance Criteria (defined below) are not met and the commercial launch of a system is delayed, WFI shall correct to Tritel's reasonable satisfaction, at WFI's sole cost, any deficiency in the applicable design




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criteria, including, reasonable costs associated with additional planning and testing, acquiring and constructing additional cell sites erroneously omitted from (or required as a result of any flaw in) WFI's original RF design and the cost of additional base stations and other equipment and supplies not contemplated in WFI's original RF design, but only to the extent that such flaws were not caused by the conduct of Tritel, its officers, employees, subcontractors (other than WFI) or agents ("Tritel Deficiencies"). For corrective work performed by WFI as a result of Tritel Deficiencies, Tritel shall compensate WFI on a time and materials basis pursuant to the hourly rates set forth in Exhibit B. The provisions of this paragraph shall not apply to deficiencies caused by Tritel's deviation from the original design criteria.

SECTION 2.        COMPENSATION

         2.1      COMPENSATION.

         Tritel will pay WFI for Services rendered in accordance with Exhibit B and Exhibit E (the "Compensation"). Unless expressly excluded pursuant to the terms of this Agreement, all costs and expenses related to the provision of the Services are included in the Compensation. However, any state and local sales or use taxes arising from Tritel's payment of the Compensation are not included and, if applicable, shall be payable by Tritel.

         2.2      PAYMENT TERMS.

         WFI will submit invoices to Tritel in accordance with the Milestone schedules set forth in Exhibit B for RF Engineering Services, and Exhibit E for Microwave Relocation Services. Tritel will remit all properly payable amounts within thirty (30) days of Tritel's receipt of any such invoice [unless Tritel elects the financing option set forth below. Tritel may elect to finance the payment of any invoice for a period of up to nine months. If Tritel so elects, interest will begin to accrue on all charges set forth in any deferred invoice [CONFIDENTIAL TREATMENT REQUESTED]. Each invoice will describe, in reasonable detail and with respect to the relevant invoice period (a) a description of the Services provided, and (b) any work product created. The Compensation shall not be altered except as specifically provided for in this Agreement.

         2.3      INVOICE REPRESENTATION.

         All invoices must be accompanied by a representation and warranty of WFI that all laborers, subcontractors, suppliers and others who might claim lien rights on the Project have been or will be timely paid in full.

         2.4      PAYMENT NOT ACCEPTANCE.

         Payment to WFI alone does not constitute or imply acceptance by Tritel of any portion of WFI's Services.

         2.5      WFI PAYMENT FAILURE.

         If it appears to Tritel that the labor, material and other bills incurred in the performance of WFI's Services (which if unpaid may give rise to lien rights or claims on the Project) are not



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being currently paid, Tritel may take such steps as it deems necessary to insure that the money paid to WFI will be utilized to pay such bills.

         2.6      BACK CHARGES AND WITHHOLDS.

         Tritel may withhold payments from WFI in amounts that are sufficient to protect Tritel in the event of any of the following:

          (a) WFI's improper or delayed works, defective work or damage to the work, which is not corrected by it as prescribed in Section 1.9;

          (b) Filing of any claims, demands, suits, attachments and/or liens against WFI;

          (c) Reasonable evidence brought to Tritel's attention that any claims, demands, suits, attachments and/or liens are to be filed against WFI which could potentially affect the Project;

          (d) Reasonable evidence brought to Tritel's attention of prospective insolvency of WFI; or

          (e) Any bona fide claim or lien against Tritel or the premises upon which the Services were performed which arises out of WFI's default in its performance of this Agreement.

         2.7      FINAL PAYMENT.

         The final payment will be due when WFI's Services have been completed and accepted by Tritel, which acceptance shall not be unreasonably withheld. For purposes of this Section 2.7, final payment shall be deemed to have been made upon Tritel's election to finance the charges subject to the final payment, effective upon Tritel's provision of notice of such election to WFI. [The making and acceptance of final payment shall not constitute a waiver of any claims by WFI against Tritel for compensation for extra work or for compensation of any kind claimed by WFI because of the activities of Tritel in connection with the Project.] Prior to final payment WFI shall submit to Tritel:

          (a) WFI's affidavit that all payrolls, bills for materials and equipment, and other indebtedness connected with WFI's Services for which Tritel or its property might in any way be liable, have been paid, or otherwise satisfied;

          (b) Satisfaction of all required acceptance criteria which shall be mutually established by Tritel and WFI within [90 days] of execution of this Agreement in accordance with the parameters and procedures set forth in the General Milestone and Acceptance Criteria Schedule attached as Exhibit C (such acceptance criteria as shall be established may be referred to as the "Acceptance Criteria"); and

          (c) Other data as reasonably required by Tritel, such as receipts, releases, and waivers of liens.



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Final payment shall not constitute a waiver of all claims by WFI for additional compensation relating to WFI's Services, but shall in no way relieve WFI of liability for obligations assumed under this Agreement or for faulty or defective work appearing within [CONFIDENTIAL TREATMENT REQUESTED] from the later of (i) final payment; or (ii) commercial in-service use of the applicable system.

         2.8      SUSPENSION OF SERVICES.

         During the term of this Agreement, Tritel may elect to suspend Services in progress in a specific market due to any of the following conditions:

         (i) FCC or state regulatory actions which affect a specific Tritel service area;

         (ii) Moratoriums or similar actions imposed by state or local authorities which would materially affect Tritel's ability to complete network deployment within such area; or

         (iii)    Mutual agreement by WFI and Tritel.

If Services were suspended as a result of any of the above conditions, WFI would receive demobilization compensation during the suspension and remobilization compensation if WFI's personnel are remobilized. Demobilization compensation will equal [CONFIDENTIAL TREATMENT REQUESTED] of the hourly rates of personnel demobilized (assuming a 9-hour workday and 5-day workweek during any period of demobilization). Tritel will not assign work in progress, suspended under this provision, to other contractors for resumption of work without the mutual consent of Tritel and WFI. The Progress Schedule for any market suspended shall be tolled during any period of suspension. No suspension of services under this provision will occur prior to completion of the design phase and issuance of search rings.

         SECTION 3.        TERM.

         The term of this Agreement will commence on the date hereof and, unless otherwise earlier terminated pursuant to Section 11 or extended upon mutual written agreement of the parties, will end upon the earlier of: (i) WFI's completion and Tritel's acceptance of the Services (as determined by the Acceptance Criteria); or (ii) fifteen (15) months from the date of WFI's commencement of Services in the last market of Tritel in the Project covered by this Agreement.

         SECTION 4.       INDEPENDENT CONTRACTOR.

         WFI will perform the Services as an independent contractor of Tritel, and this Agreement will not be construed to create a partnership, joint venture or employment relationship between WFI and Tritel. WFI will not represent itself to be an employee or agent of Tritel or enter into any agreement on Tritel's behalf or in Tritel's name, unless WFI is specifically authorized in writing by Tritel to do so.




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SECTION 5.        COMPLIANCE WITH LAWS.

         WFI will at its own cost (a) comply with all federal, state and local laws, ordinances, regulations and orders with respect to its performance of the Services (collectively, the "laws"), (b) file all reports relating to the Services (including, without limitation, tax returns), (c) pay all filing fees and federal, state and local taxes applicable to WFI's business as the same shall become due, and (d) pay all amounts required under local, state and federal workers' compensation acts, disability benefit acts, unemployment insurance acts and other employee benefit acts when due. WFI will provide Tritel with such documents and other supporting materials as Tritel may reasonably request to evidence WFI's continuing compliance with this Section 5. WFI is liable to Tritel for all fines and penalties attributable to any acts of commission or omission by WFI, its employees and agents resulting from the failure to comply with laws.

SECTION 6.        INSURANCE.

         6.1      COVERAGE REQUIREMENTS.

         WFI will procure and maintain, during the term of this Agreement, insurance of the following types and coverage amounts:

         (a) Workers compensation insurance in accordance with the provisions of the applicable workers compensation or similar law of the states applicable to WFI' personnel;

         (b) Comprehensive general liability insurance with minimum coverage of $1,000,000 combined single limit per occurrence for bodily injury or property damage, including coverage of liability assumed in this Agreement;

         (c) Automobile liability insurance insuring all owned, non-owned and hired automotive equipment in minimum combined single limit amounts of $1,000,000;

         (d) Umbrella coverage of not less than $4,000,000 combined single limit in excess of the coverage required in subsections (b) and (c) above;

         (e) Errors and omissions coverage of not less than $1,000,000 per occurrence.

         Tritel shall be named as additional insured under the insurance required under subsections (b), (c), (d), and (e). WFI shall provide Tritel with certificates of insurance evidencing the coverage required above. Such insurance will provide for 30 days prior written notice to Tritel in event of cancellation, non-renewal, or material changes in coverage.

6.2      CANCELLATION.

         WFI's insurance policies shall contain a provision that coverage afforded under the policies will not be canceled, changed in a manner to reduce coverage from the levels currently in effect or not renewed (unless replaced with equivalent coverage with an alternate carrier) until at least thirty days' prior written notice has been given to Tritel. A statement to this effect will





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be included with WFI's insurance certificates. Certificates of insurance acceptable to Tritel shall be filed with Tritel prior to the commencement of WFI's Services.

         6.3      WAIVER OF SUBROGATION.

         Tritel and WFI waive all rights against each other and against separate contractors, and all other subcontractors for damages caused by fire or other perils to the extent covered by Builder's Risk or any other property insurance purchased for the Project, except such rights as they may have to the proceeds of such insurance.

         6.4      RISK OF LOSS.

         WFI will be liable for all loss or damage, other than ordinary wear and tear, to Tritel's property while in WFI's sole possession or control. In the event of any such loss or damage, WFI will pay Tritel the full current replacement cost of such equipment or property within [thirty (30) days] after its loss or damage. If replacement equipment is not readily available for acquisition by Tritel, WFI shall obtain, by lease or other means, equipment of equivalent functionality and provide such equipment to Tritel until permanent replacement equipment is available for acquisition by Tritel.

         6.5      NO WORKERS' COMPENSATION LIMITATION ON INDEMNITY.

         In any and all claims against Tritel (or any contractor providing project or construction management services ("Project Management Contractor"), currently Bechtel Corporation) by any employee of WFI or anyone directly or indirectly employed by WFI or anyone for whose acts WFI may be liable, the indemnification obligations under Section 9 shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for WFI under Workers' Compensation laws, disability benefit laws or other employee benefit laws.

SECTION 7.        OWNERSHIP AND USE OF PROPRIETARY MATERIALS

         7.1      PROPRIETARY MATERIALS.

         As used in this Agreement, "Proprietary Materials" means all products, devices, computer programs, techniques, know-how, algorithms, procedures, discoveries or inventions, whether patentable or copyrightable and whether reduced to practice, and all materials, texts, drawings, specifications, source code, data and other recorded information, in preliminary or final form and on any media whatsoever, that (a) is within the scope of the Project or (b) reduced to practice, developed, discovered, invented or made by WFI during the term of this Agreement, whether solely or jointly with others, and solely for the purposes of performing the Services.

         7.2      OWNERSHIP.

         Tritel will be the exclusive owner of all Proprietary Materials arising from WFI's performance of this Agreement. To the extent permitted under the U.S. Copyright Act (17 USC ss. 101 et seq., and any successor statute thereto), the Proprietary Materials will constitute "works made for hire," and the ownership of such Proprietary Materials will vest in Tritel at the time






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they are created. To the extent the Proprietary Materials are not "works made for hire" under applicable copyright laws, WFI hereby assigns and transfers to Tritel all right, title and interest that WFI may now or hereafter have in the Proprietary Materials, subject to the limitations set forth in Section 7.4. WFI will promptly disclose to Tritel all Proprietary Materials.

         7.3      FURTHER ACTS.

         WFI will take such reasonable action (including, but not limited to, the execution, acknowledgement, delivery and assistance in preparation of documents or the giving of testimony) as may be requested by Tritel to evidence, transfer, vest or confirm Tritel's right, title and interest in the Proprietary Materials. If testimony or other resources of WFI are required, WFI shall be compensated for personnel time at the hourly rates set forth in Exhibit B.

         7.4      LIMITATION.

         Notwithstanding any other provision of this Agreement to the contrary, this Section 7 will not obligate WFI to assign or offer to assign to Tritel any of WFI's rights in an invention for which no equipment, supplies, facilities or trade secret information of Tritel was used and which was developed entirely on WFI's own time, unless the invention relates directly to the Project.

         7.5      USE.

         Except as required for WFI's performance of the Services or as authorized in writing by Tritel, WFI will not use, disclose, publish or distribute any Proprietary Materials or remove any Proprietary Materials from Tritel's premises. WFI will hold all Proprietary Materials for Tritel in a secure place, limiting access thereto, and will deliver them to Tritel upon request and in any event upon the expiration or termination of this Agreement.

         7.6      NON-INFRINGEMENT WARRANTY.

         WFI represents and warrants that any Proprietary Materials originating from WFI, and the exercise by Tritel of its rights hereunder with respect to the Proprietary Materials, will not infringe upon, violate or misappropriate any patent, copyright, trade secret, trademark, contract or other right or interest of any third party.

         7.7      OTHER COMPANIES.

         During the course of providing the Services, WFI employees may use software and documentation created by other RF services companies. Each WFI employee who uses these software products must agree in writing to protect any confidential information they acquire through training on or use of these software products.

         7.8      REMEDIES.

         WFI agrees that damages may be inadequate to compensate for the unique losses to be suffered in the event of a breach of the provisions set forth in Sections 7.1 through 7.7, and that Tritel will be entitled, in addition to any other remedy it may have under this Agreement or at







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law, to seek and obtain injunctive and other equitable relief, including specific performance of the terms of this Agreement without the necessity of posting bond.

SECTION 8.        NO CONFLICTING OBLIGATIONS.

         8.1      OTHER AGREEMENTS.

         WFI's execution, delivery and performance of this Agreement will not violate any other employment, nondisclosure, confidentiality, consulting or other agreement to which WFI is a party or by which it may be bound.

         8.2      THIRD-PARTY CONFIDENTIAL INFORMATION.

         WFI will not use, in the performance of the Services or the creation of any Proprietary Materials, or disclose to Tritel any confidential or proprietary information of any other person if such use or disclosure would violate any obligation or duty that WFI owes to such other person. WFI's compliance with this Section 8.2 will not prohibit, restrict or impair WFI's performance of the Services and it's other obligations and duties to Tritel.

SECTION 9.        INDEMNIFICATION.

         WFI shall indemnify, defend and hold Tritel (and Tritel's agents, legal representatives, officers, directors, shareholders and employees) harmless from all claims, damages, losses, costs, expenses (including reasonable attorneys' fees actually paid or incurred) and liabilities, including any amounts paid by the indemnified party in satisfaction of judgments, in compromise or as fines and penalties, arising out of or resulting from any claim, action, investigation or other proceeding (including any proceeding by any of WFI's employees, agents or subcontractors), actual or threatened, that is based upon (a) a default by WFI in the performance of its obligations under this Agreement, (b) any representation or warranty of WFI being untrue in any material respect, (c) the conduct of WFI's business, (d) any negligent act or omission of WFI, or (e) the infringement or misappropriation of any foreign or United States patent, copyright, trade secret or other proprietary right by the Proprietary Materials originating from WFI.

SECTION 10.       NONDISCLOSURE AGREEMENT

         As a condition to Tritel's obligations under this Agreement, WFI agrees to abide by all the terms and conditions of that certain Non-disclosure Agreement dated as of ___________, 1999, executed by and between Tritel and WFI (the "Non-disclosure Agreement").

SECTION 11.       TERMINATION.

         11.1     TERMINATION FOR CAUSE.

         Tritel may terminate this Agreement upon an Event of Default (defined below), provided, however, that as to any of the matters set forth in subparagraphs (iii) through (vii) of Section 13: (a) Tritel sends written notice to WFI describing the breach in reasonable detail, (b) WFI does not cure the breach within [CONFIDENTIAL TREATMENT REQUESTED] following its receipt of such notice, and (c) following the expiration of the [CONFIDENTIAL TREATMENT REQUESTED], Tritel








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sends a second written notice to WFI indicating Tritel's desire to terminate this Agreement. If an Event of Default results from any of the matters set forth in subparagraphs (i) and (ii) of Section 13, Tritel's termination of this Agreement shall be effective upon giving notice of termination to WFI. WFI may terminate this Agreement upon Tritel's material breach of this Agreement, provided that (a) WFI sends written notice to Tritel describing the breach in reasonable detail, (b) Tritel does not cure the breach within [CONFIDENTIAL TREATMENT REQUESTED] following its receipt of such notice, and (c) following the expiration of the [CONFIDENTIAL TREATMENT REQUESTED], WFI sends a second written notice to Tritel indicating WFI's desire to terminate this Agreement.

         If Tritel terminates this Agreement for cause as described above, Tritel, without prejudice to any other remedy it might have, may terminate this Agreement and complete the Services by such means as Tritel deems fit.

         11.2     TERMINATION FOR CONVENIENCE.

         Either Tritel or WFI may terminate this Agreement at any time upon ninety- (90) days' written notice to the other (a "Termination for Convenience"). Upon a Termination for Convenience by Tritel, WFI shall be compensated for any Services rendered but which have not been paid ("Unpaid Services") on a time and materials basis as set forth in Exhibit B, except to the extent that any Unpaid Services constitute a Milestone in which case payment shall be made in accordance with the Milestone schedule set forth in Exhibit B in addition to time and materials compensation for any such post-Milestone Unpaid Services. Upon a Termination for Convenience by WFI, WFI shall not be compensated for any Unpaid Services unless the Unpaid Services constitute a Milestone in which case payment shall be made in accordance with the Milestone schedule set forth in Exhibit B.

         11.3     SURVIVAL.

         Sections 5 and 7 and Sections 9 through 24 (together with all other provisions of this Agreement that may reasonably be interpreted or construed as surviving termination of the Term) will survive for one year after the termination of the Term.

SECTION 12.       NOTICES.

         All notices given hereunder will be given (and shall be deemed to have been given upon receipt) in writing, will refer to this Agreement and will be personally delivered, sent by telecopy, by other electronic facsimile transmission or by registered or certified mail (return receipt requested) to the address set forth below the parties' signatures at the end of this Agreement. Any party may from time to time change such address by giving the other party notice of such change in accordance with this Section 12. A copy of each notice given hereunder to Tritel shall be given to James Neeld IV, Esq.; Young, Williams, Henderson & Fuselier, P.A.; 2000 Deposit Guaranty Plaza; Jackson, MS 39201.

SECTION 13.       EVENT OF DEFAULT.

         For the purposes of this Agreement, an "Event of Default" shall be if:





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(i)               At any time there shall be filed by or against WFI in any
                  court a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of the property of WFI, and within forty-five (45) days from the filing date WFI fails to secure a discharge; or

(ii) WFI makes an assignment for the benefit of creditors or petitions for or enters into an agreement or arrangement with its creditors; or

(iii) WFI materially fails to prosecute the Services in accordance with the Acceptance Criteria, and therefore, fails to complete the Services entirely on or before any date established in the Progress Schedule for partial, substantial or final completion (except for delays for which WFI is entitled to additional time); or

(iv) There is a material breach of any of WFI's representation or warranties contained in this Agreement or required to accompany any invoice rendered under this Agreement; or

(v) WFI fails to supply sufficient labor, material and/or equipment so as to complete the Services in accordance with the Progress Schedule, unless such delay is excused in accordance with Section 1.9; or

(vi) WFI performs defective work and fails to correct promptly and properly such defective work; or

(vii) Without limitation, WFI fails to perform any material provision of this Agreement.

SECTION 14.       ASSIGNMENT

         WFI may assign this Agreement, in whole nor in part, without Tritel's prior written consent to (a) any corporation or other entity resulting from any merger, consolidation or other reorganization to which WFI is a party, (b) any corporation, partnership, association or other entity or person to which WFI may transfer all or substantially all of the assets and business of WFI existing at such time, or (c) any subsidiary of or entity under common control with WFI. Tritel may assign its rights hereunder to (a) any corporation or other entity resulting from any merger, consolidation or other reorganization to which Tritel is a party, (b) any corporation, partnership, association or other entity or person to which Tritel may transfer all or substantially all of the assets and business of Tritel existing at such time or to which all or part of the system to which the Project relates is assigned , or (c) any subsidiary of or entity under common control with Tritel. Upon any such assignment by Tritel and the full and unconditional assumption by such assignee of all of Tritel's obligations hereunder arising after such assignment, Tritel shall be released and free from any obligation or liability under this Agreement arising after such assignment. All the terms and provisions of this Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.







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SECTION 15.       PERSONNEL

         The terms and conditions of this Agreement will be binding upon each party's respective employees, agents, contractors and affiliates.

SECTION 16.       WAIVERS

         No delay or failure by any party hereto in exercising or enforcing any of its rights or remedies hereunder, and no course of dealing or performance with respect thereto, will constitute a waiver thereof. The express waiver by a party hereto of any right or remedy in a particular instance or will not constitute a waiver thereof in any other instance. All rights and remedies will be cumulative and not exclusive of any other rights or remedies.

SECTION 17.       AMENDMENTS

         No amendment, waiver or discharge of any provision of this Agreement will be effective unless made in writing that specifically identifies this Agreement and the provision intended to be amended, waived or discharged and signed by Tritel and WFI. Each such amendment, waiver or discharge will be effective only in the specific instance and for the specific purpose for which given.

SECTION 18.       APPLICABLE LAW

         This Agreement and each of the documents referred to herein shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Mississippi, without regard to any rules governing conflicts of laws. Subject to the requirement of Section 21 below, any action to enforce arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted only within such court or courts located in the State of Mississippi as is provided by law; and the parties consent to the jurisdiction of said court or courts located in the State of Mississippi and the service of process by registered mail, return receipt requested, or by any other manner provided by law.

SECTION 19.       SEVERABILITY

         If any provision of this Agreement is held invalid, illegal or unenforceable in any jurisdiction, for any reason, then, to the full extent permitted by law (a) all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible, (b) such invalidity, illegality or unenforceability will not affect the jurisdiction of any court or arbitrator thereover and such court or arbitrator, as applicable, will have the power to reform such provision to the extent necessary for such provision to be enforceable under applicable law.

SECTION 20.       ENTIRE AGREEMENT

         This Agreement and the Non-disclosure Agreement, including the exhibits and schedules hereto and thereto, constitute the entire agreement between the parties with respect to their subject matters, and all prior or contemporaneous oral or written communications,






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



understandings or agreements between the parties with respect to such subject matters are hereby superseded in their entireties.

SECTION 21.       DISPUTES

         21.1     AGREEMENT TO ARBITRATE.

         If not settled by the parties pursuant to good faith negotiations, all claims, disputes and matters in question arising out of, or relating to, this Agreement or any claimed breach of this Agreement, , shall be decided by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect unless the parties mutually agree otherwise. This agreement to arbitrate shall be specifically enforceable.

         21.2     DEMAND FOR ARBITRATION.

         Notice of demand for arbitration shall be filed in writing with the other party to this Agreement and with American Arbitration Association. The demand for arbitration shall be made within thirty (30) days after written notice of the claim, dispute or other matter in question has been given, and in no event shall it be made after the time when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations, whichever occurs first. The location of the arbitration proceeding shall be Jackson, Mississippi.

         21.3     AWARD.

         The award rendered by the arbitrator(s) shall be final and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction.

         21.4     EXCEPTIONS.

         This agreement to arbitrate shall not apply to any claim of contribution or indemnity asserted by one party of this Agreement against the other party and arising out of an action brought in a state or federal court or in arbitration by a person who is under no obligation to arbitrate the subject matter of such action with either of the parties to this Agreement, or who does not consent to such arbitration.

SECTION 22.       COUNTERPARTS.

         This Agreement may be executed in two or more counterparts that together shall constitute a single agreement.

SECTION 23.       HEADINGS.

         The headings contained in this Agreement are for ease of reference and shall not affect the interpretation or meaning of this Agreement.






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SECTION 24.       PUBLICITY.

         So long as this Agreement is in effect, neither WFI nor any of its affiliates, officers, directors, employees or agents shall issue any press release or otherwise make any public statement with respect to the existence of this Agreement or the subject matter of this Agreement without the prior written consent of Tritel.

         The parties have executed this Agreement as of the date first set forth above.

                        TRITEL COMMUNICATIONS, INC.

                        By:_____________________________________
                        Name:    Bill Arnett
                        Its:     President

                        ADDRESS:

                        1410 Livingston Lane
                        Jackson, Mississippi  39213-8003
                        Attn.:  Jerry M. Sullivan, Jr.

                        WIRELESS FACILITIES, INC.

                        By:______________________________________
                        Name: Dr. Masood Tayebi
                        Its: President

                        ADDRESS:

                        9805 Scranton Road, Suite 100
                        San Diego, CA 92121
                        Attn.: Dr. Masood Tayebi, President



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                                    EXHIBIT A

                         GENERAL DESCRIPTION OF SERVICES

A.1  RF ENGINEERING SERVICES

WFI specializes in the design, development and implementation of advanced wireless communications systems. The firm offers full-service engineering consulting for system design, implementation and optimization. Listed below are the major engineering activities and key deliverables (broken down into three major phases) to be provided by WFI to Tritel regarding Tritel's proposed TDMA IS-136 PCS system. All RF Engineering services shall be performed in accordance to specifications set forth in the Tritel Approved RF Engineering Guidelines. This Agreement is contingent upon Tritel and WFI reaching a consensus on design methodology and acceptance criteria within [10 days] from the execution of this Agreement.

A.1.1 PHASE I  -RF ENGINEERING SERVICES - INITIAL RF DESIGN

RF design using a basic cell-planning grid, which attempts to meet the technical design, objectives. This design stage includes cell counts, basic propagation analysis, and a detailed design document. A consensus allows the RF designer to proceed to the next design step.

Major Engineering Activities:
               o         Establish and Finalize Design Criteria
               o         Perform Detailed Demographic/Traffic Data Analysis
               o         Complete Propagation Model Validation
               o         Complete System Design and Demand Analysis
               o         Complete Site Verification/Survey
               o         Analyze Drive Test Measurements
               o         Complete Nominal System Design

Key Deliverable:         Search Area
                         Maps that detail for each
                         site: Latitude / longitude,
                         AMSL ground elevation,
                         address, coverage
                         objectives and preliminary
                         site design recommendations
                         (tower height, ERP, etc.).

Handoff:                 Site Acquisition


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Phase 1 Interim Deliverables:

o Market Visit Report that further describes market's demographic profile but also includes data on business expansion and development, and recent population shifts. Potential sites for propagation model validation drive testing are identified.

o Drive Test and Propagation Model Validation Data that provides a detailed coverage and propagation analysis (i.e. path loss per decade, 1 mile intercept, slope, scattergrams, etc.). This data can be used to generalize the propagation environment for similar morphological and terrestrial arc as within the market, thereby providing Tritel with a more refined and accurate RF prediction-modeling tool.

o Detailed Terrain Analysis Report for the markets under design. This analysis will include identification of locations that may drastically affect RF propagation and coverage.

o Preliminary Phase I Initial RF Design Document that includes the estimated number of cell sites, best server plots and coverage maps for each market. Final demographic data, terrain analysis and preliminary traffic analysis if applicable.






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A.1.2 Phase II - RF Engineering Services - Final RF Design and Implementation

Major Engineering Activities:

o        Evaluate real world sites and collocation possibilities
o        Rank Candidate Sites
o        Analyze Drive Test Measurements
o        Engineering Analysis of Engineered Sites
o        Provide RF engineering information required for FCC/FAA filings
o        True-up design -Validate Sites
o        Evaluation microwave incumbent cases
o        Develop Preliminary Frequency Coordination
o Ensure that special design considerations and growth strategies are being addressed

       KEY DELIVERABLE:                       APPROVED SITES

       Handoff:                               Site Acquisition, Site
                                              Construction

Phase II Interim Deliverables:

o Candidate Evaluation Report that describes candidate sites submitted by site acquisition which were evaluated on a per design site basis. The report will also provide a detailed description of why each site was approved or disapproved for final consideration.

o Candidate Evaluation Drive Data that provides detailed coverage information and test configuration setup. [Drive testing for up to [CONFIDENTIAL TREATMENT REQUESTED] of the candidate sites is included in the fixed rate pricing.] Additional tests authorized by Tritel shall be billed at a fixed rate per test.

o Modified RF Network Design pursuant to approved leased candidates and collocation to be included in the final RF Networking Design. This design will include sites that have passed zoning and are inline for permanent placement within the system design.

o Final RF Networking Design that includes coverage, complete frequency coordination and future issues associated with the design.

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A.1.3 Phase III - RF Engineering Services - Network Optimization

Major Engineering Activities:
               o         Create System Optimization Procedures
               o         Perform System Wide Testing and Integration
               o         Perform system wide interference analysis testing
               o         Perform Network Optimization
               o         Complete Frequency Coordination
               o Complete Interference Testing from Non-Relocated Market Incumbents

    KEY DELIVERABLE:               SYSTEM AVAILABLE FOR COMMERCIAL SERVICE

Handoff:                                         Operations

Phase III - Interim Deliverables:

o RF Network System Optimization Guidelines and Procedures Manual that includes descriptions of key system parameters, procedures for adjusting parameters and processes for solving various system problems.

o RF Networking System Optimization Report detailing the current system parameter settings and the solutions which were provided to resolve system problems. Identify site-specific RF performance characteristics.

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                                    EXHIBIT B

                                  COMPENSATION

B.1  PRICING SUMMARY:

B.1.1  Fixed Rate Pricing

WFI shall perform the Services for Tritel as described in Exhibit A, Section
A.1. The Fixed Rate Pricing set forth below (which shall apply under this Agreement unless Tritel elects to procure Services on a time and materials basis as outlined in Section B.1.3) is on a "per site" basis. WFI shall perform the Services for all "effective base stations" that Tritel builds in the Markets in which Tritel has engaged WFI, as listed in Exhibit G. The fixed rate pricing listed below is expressly based upon WFI's performing the Services for all effective base stations in all such Markets, and upon WFI's performing all three phases of RF Engineering Services outlined herein.

An "effective base station" shall mean either (a) the provision of Services equaling approximately one hundred percent (100%) of the RF engineering services required to provide RF Design, Implementation and Optimization to construct and place in commercial service one (1) cell site within Tritel's system, or (b) the provision of Services equaling less than one hundred percent (100%) of the RF engineering services required to provide RF Design, Implementation and Optimization to construct and place in service more than one (1) cell site but which in the aggregate total approximately one hundred percent (100%) of Services required to construct and place in commercial service an average cell site within Tritel's total system.

                          [FIXED RATE PRICING PER SITE]

[CONFIDENTIAL TREATMENT REQUESTED]

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B.1.2  Volume Purchase Commitment

Section A.1 for a minimum of [CONFIDENTIAL TREATMENT REQUESTED] effective base stations. At Tritel's election, WFI may also be engaged under this Agreement to complete additional effective base stations as assigned by Tritel at the same per site price.

B.1. 3 Hourly Engineering Services Rates

THE FOLLOWING RATES WILL APPLY FOR SERVICES PERFORMED ON A TIME AND MATERIAL BASIS, IF APPLICABLE, AND ARE GOOD THROUGH DECEMBER OF 1999.

[CONFIDENTIAL TREATMENT REQUESTED]












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B.2  TEST EQUIPMENT CHARGES:

Listed below are the components whose costs are included in the fixed Rate Pricing of Section B.1.1. This equipment is necessary to perform testing for propagation model validation, clear channel verification and candidate evaluation.

[CONFIDENTIAL TREATMENT REQUESTED]

The cost for additional candidate site tests is [CONFIDENTIAL TREATMENT REQUESTED].

B.3  BOOM TRUCK RENTAL FEES:

At Tritel's request, WFI shall provide a boom truck platform, operator, fuel, and insurance to be utilized in conjunction with propagation model and candidate evaluation testing. WFI will provide these items [CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]

Extraordinary travel required by Tritel outside of travel between the designated markets will be billed at [CONFIDENTIAL TREATMENT REQUESTED].







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B.5  OFFICE EXPENSES:

Office space and all utility costs are not part of this proposal for all markets outside of San Diego, CA. WFI will require access to a data network, a plotter, color printer, fax machine, and laser printer. Shipping, supplies, and copying capabilities to be provided by Tritel at its sole expense. WFI will provide the following equipment and software required to complete the Project.

o         WIZARD(R) RF Prediction and Modeling Tool
o         MAPINFO Software
o         MAPINFO Databases (Census, Demographic, Traffic)

o         Computers - (minimum requirements: 133 MHz, Pentium, 32 MB RAM)
o         Laptop computers - (minimum requirements: 100 MHz, Pentium, 16 MB RAM)

[CONFIDENTIAL TREATMENT REQUESTED]













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B.8  TERMS OF PAYMENT

WFI's payment terms are Net 30 days upon Tritel's receipt of invoice, unless Tritel elects the financing option set forth in the Agreement. Fixed Rate Billing is based on [a 15-month duration] of work as to each market assigned to WFI by Tritel during the term of this Agreement. Pricing beyond that time frame will be based on WFI's Hourly rate set forth in Section B.1.3. Invoices shall be rendered to the following milestone.

         RF Engineering and Project Management Services Payment Milestones

Milestone:                                                   Fee:
---------                                                    ---

[CONFIDENTIAL TREATMENT REQUESTED]

Invoices shall initially be based on the parties' mutual good faith estimate of the total cell sites required in the market(s) in which Services have been commenced and which are the subject of the invoices ("Initial Invoices"). If actual cell site counts differ from the estimated count used to calculate Initial Invoice amounts:

I) The excess amount invoiced, if any, shall be payable by WFI to Tritel within 30 days of receipt of WFI's adjusted invoice.

         i)     Shall be applied as a credit towards future invoices.

         [CONFIDENTIAL TREATMENT REQUESTED]

II) The amount of deficiency in the invoice total, it any, shall be payable by Tritel as follows:

         i) if the Initial Invoice terms were net 30, like terms apply; [CONFIDENTIAL TREATMENT REQUESTED]

As soon as the actual number of cell sites to be constructed in such markets in determined by Tritel invoices shall thereafter be based on the actual cell site count rather than the estimate.

B.9  CONDITIONS AND CONSIDERATIONS

The following conditions and specific assumptions apply to the fixed rate pricing under this Agreement:

o WFI requires [CONFIDENTIAL TREATMENT REQUESTED] from issuance of Purchase Order.

o WFI assumes a [CONFIDENTIAL TREATMENT REQUESTED] schedule per market based on FAA tower height approval process.

o    Fixed rate pricing assumes the following:

1. Completion of all associated tasks in a [CONFIDENTIAL TREATMENT REQUESTED] period. Delays beyond such period directly attributable to equipment vendors, zoning entries, FAA, FCC or regulatory bodies or to Tritel's internal delays will result in charges on a time and materials basis.



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2.            Propagation Model Validation testing at a maximum of 15% of the total Project sites.

3. Evaluation of up to [CONFIDENTIAL TREATMENT REQUESTED] viable candidates submitted by site acquisition personnel per Search Area.

4. Drive testing of up to [CONFIDENTIAL TREATMENT REQUESTED] of the total sites will be performed for candidate evaluation. If requested by Tritel, additional tests can be performed at the rate specified in Section B.2.

5.            Caravan of 1 site per search area.

6. Use of Wizard (R) propagation software for the specified duration of this Project is included. Use of another tool and any Unix workstations required for the tool would be at a straight pass-through charge to Tritel.

         [CONFIDENTIAL TREATMENT REQUESTED]

o Tritel will provide WFI personnel access to full office workspace outside of San Diego, CA at Tritel's sole expense.

o Tritel will provide Letters of Intent for sites to be used in Propagation Model Validation testing.

o Crane rental charges are optional services available to Tritel as specified in Section B.3.

o Technology-specific phones and test equipment required for network optimization is not included.

o    FAA filing and authorization is excluded.

o    IM testing and Electromagnetic Exposure testing is excluded.

o If WFI is required to redesign the initial search rings, a change order will be issued from WFI specifying out of scope changes. Additional payments will be billed on a time and material basis.










                    Page 24 of 37
                    CONFIDENTIAL MATERIAL TRITEL COMMUNICATIONS, INC.

                                    EXHIBIT C

               GENERAL MILESTONE AND ACCEPTANCE CRITERIA SCHEDULE

Milestone Completion and Acceptance Criteria of RF Engineering Deliverables for Tritel Wireless Markets.

The following conditions, when fulfilled, define Milestone completion and acceptance criteria for the Services ("Acceptance"). Tritel acknowledges and accepts that failure to adhere to the Acceptance Criteria unless otherwise authorized in writing by WFI shall constitutes waiver for all Tritel's claims against WFI for subsequent delays or failures in network performance.

Acceptance Criteria:

MILESTONE NO. 1 NOMINAL RF DESIGN

i. Tritel will designate a single contract to provide authorized acceptance and final approvals of all WFI deliverables.

ii. Tritel and WFI must create and mutually agree upon market by market design criteria prior to the initiation of design activities, including service levels, reliability margins, coverage objectives, subscriber counts and planned system growth.

iii. Tritel, WFI and Tritel's designated equipment vendor must agree on equipment performance specifications to be utilized in the design of Tritel's network prior to the initiation of design activities. Final responsibility for all equipment performance issues remains with Tritel's designated equipment vendor.

iv. Tritel and WFI will mutually agree on Computer-aided design tools to be utilized during the design of Tritel's markets.

v. WFI will recommend at its discretion the appropriate quantity of sites required for Propagation Model Validation (PMV) Tests in individual markets in order to calibrate industry accepted computer-aided simulation models utilized in the design of Tritel's markets. Tritel is responsible for providing timely permission to access to selected PMV sites via its designated Site Acquisition Contractor. Tritel is responsible for providing clear frequencies for use by WFI in PMV testing, errors resulting from non-clear frequencies provided to WFI resulting in erroneous PMV data will be Tritel's responsibility.

vi. WFI will make available to Tritel for its approval the nominal RF design of individual markets, including link budgets, model parameters, antenna specifications and expected coverage criteria during a formal design review prior to issuance of Search Area Maps to Tritel's designated Site Acquisition Contractor.


MILESTONE NO.  2 SEARCH AREA MAPS


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                      CONFIDENTIAL MATERIAL TRITEL COMMUNICATIONS, INC.

i.       Issuance of Search Area Maps

MILESTONE NO. 3 SITE ACCEPTANCE

i. Information for site candidates will be provided in a format mutually agreed to by WFI, Tritel and its designated Site Acquisition Contractor. WFI will be responsible for approval or disapproval of proposed candidates within a mutually agreed to review interval.

ii. Tritel or its designate will provide timely access to all candidate sites required by WFI for candidate testing during the site approval process.

iii. Any design criteria exceptions will be mutually agreed upon between WFI and Tritel and Tritel's equipment vendor if appropriate. Design criteria exceptions include, but are not limited to: Antenna Radiation Centerline Heights, Antenna Orientations, Site locations outside of specified search area, Antenna Placement and deviation from recommended site validation activities.

iv. WFI and Tritel will mutually agree upon a format for delivering required information for FCC and FAA filings.

MILESTONE NO. 4 OPTIMIZATION

i. Tritel will provide WFI with available cleared spectrum on a market by basis for use in frequency planning activities. Available spectrum must be sufficient to support a mutually agreed upon frequent reuse plan to meet approval channel counts.

ii. WFI will make available to Tritel for its approval the final RF design of individual markets, including link budgets, model parameters, antenna specifications, expected coverage criteria, final frequency plan and traffic channel plan during a formal design review prior to initiation of frequency planning activities.

iii. Performance of antennas within specified operational perimeters are the sole responsibilities of the antenna vendor.

iv. WFI, Tritel and Tritel's equipment vendor will mutually agree on a format for required equipment database information

v. WFI, Tritel and Tritel's equipment vendor will mutually agree to an Optimization Test Plan developed by WFI.

vi. WFI will not initiate cluster-testing activities until all sites have completed Tritel's vendor commissioning process.

vii. Delays in optimization due to equipment failure, installation problems or construction defects will be the responsibility of Tritel's designated vendors.

viii. Delays in optimization due to failure to implement required engineering parameter changes will be the responsibility of Tritel or its designated operations agent.

ix. WFI requires remote access to switch databases in order to verify engineering parameter changes.7

x. Optimization Tests will be performed on baseline drives of primary routes within the established service area, operating to the established design criteria.




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                                    EXHIBIT D

               SCOPE OF SERVICES FOR MICROWAVE RELOCATION SERVICES

I.  MICROWAVE RELOCATION SERVICES

WFI, utilizing Comsearch IQ Clear (R), a spectrum sharing tool procured and provided by WFI, will supply to Tritel all labor, services, resources, and consultation necessary to perform the following four (4) tasks: 1.) Spectrum Sharing Engineering Study and Analysis and Initial Market Assessment, 2.) Negotiations and Program Management 3.) Drive Test Frequency Selection and 4.) Prior Coordination Notices as described below (collectively "Services") and assigned pursuant to a work order (each, a "W.O") issued by Tritel and accepted by WFI, a sample of which is attached hereto as Exhibit F.

1. SPECTRUM SHARING ENGINEERING STUDY AND ANALYSIS AND INITIAL MARKET ASSESSMENT

WFI will perform spectrum-sharing studies, as required, for selected frequency block(s), in each assigned BTA, based on RF design information provided by Tritel. If an RF design is not available, WFI will utilize traffic based cell lay out to conduct the initial analysis. WFI will utilize the results of the analysis in performing the following steps as required to complete assessment of interfering paths/incumbents identified in the spectrum sharing study including status and initial budgetary analyses for each path.

   A.    SERVICE DESCRIPTION

   1. Spectrum Sharing Analyses. WFI will perform spectrum-sharing studies, as required, for each assigned BTA and frequency block. The study will be based on RF design information provided by Tritel or on a traffic based cell layout, and will identify all microwave paths that could affect or be affected by Tritel's proposed PCS systems, based on FCC guidelines on interference avoidance.

   2. Review and Catalog Path Data. Review information from the spectrum sharing analysis on a per market and per incumbent basis for both co-channel and adjacent channel paths. Information such as number of links, equipment and modulation type, capacity, site names and locations for each path will be logged for use during negotiations and relocation program management.

   3. Review of Incumbent Data. WFI will review incumbent system data on a per link basis and compare the information against FCC database information to determine whether the incumbent is operating on a primary status with a current license.

   4. Path Status Verification and Initial Incumbent Assessment. WFI will contact each incumbent to confirm database information, verify path status, i.e. active, negotiated, or decommissioned. If the incumbent has not entered into an agreement with another PCS licensee, then WFI will assess the incumbent's willingness to negotiate, identify strategic information, and discuss preliminary relocation options.

   5. Assessment of Previously Negotiated Paths. WFI will attempt to obtain the terms and status of each relocation agreement entered into between an incumbent and other PCS licensee(s). WFI will attempt to obtain a copy of the agreement, provided that it is not






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         protected by a non-disclosure agreement. WFI will determine whether the dates agreed upon in the relocation agreement meet Tritel's requirements.

   6. Estimate Comparable Relocation Costs. Estimate relocation costs on a per incumbent and per market basis for paths that are determined to be active or co-channel paths that have been negotiated and/or relocated. Information such as system type and architecture, number of links required to be relocated, tower heights and typical system usage will be used to develop the cost estimates.

   7. Route Mapping. Develop route maps on a per incumbent and per market basis delineating co-channel and adjacent channel active paths.

Deliverables:

WFI will provide Tritel with periodic reports containing the following information:

     1.   Copies of FCC licenses for each identified path;

     2. Comparable cost documentation for each active path or for each co-channel paths which have been negotiated and/or relocated;

     3. Detailed budgetary cost analysis on a per BTA and frequency block basis;

     4.   Route maps; and

     5.   Frequency relocation contract templates

2.  NEGOTIATIONS AND PROGRAM MANAGEMENT

Service Description

1. Introductory Mailing. WFI will identify the proper technical and negotiation contact for each incumbent and send an introductory mailing packet containing general information on microwave relocation and specific information about Tritel and its proposed course of action.

2. Negotiation Parameters. WFI will work with Tritel to develop negotiation parameters. These parameters should be established prior to the commencement of negotiations so that settlements may be negotiated expeditiously.

3. Development of Negotiation Strategies. WFI will work with Tritel to develop optimal negotiation strategies for each incumbent and market. These strategies will be based upon the size and location of each incumbent's network, considering whether the incumbent is present in multiple Tritel markets, Tritel's priorities and its willingness to provide various relocation alternatives.

4. Initiate Negotiations. WFI will negotiate with incumbent to reach an agreement that conforms to Tritel's relocation schedule and cost parameters.

5. Additional Negotiation and Finalization of Agreement for Amended Relocation Dates. If a path has been negotiated by another PCS licensee, but the relocation date(s) are unacceptable to Tritel, then WFI will initiate negotiations with the incumbent, other PCS licensee(s) or both to alter the unacceptable relocation dates and bring them into conformity with Tritel's relocation priorities.


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6.       Negotiation Strategy. WFI will re-assess negotiation parameters and strategies as required based on discussions with incumbents, additional information obtained from incumbent meeting, and any modifications to Tritel's deployment schedule

7. Contract Templates. Tritel's inside counsel shall review and modify, as required, the contract templates that WFI provided to Tritel. These pre-approved contract templates are essential for enabling WFI to conclude negotiations in an efficient and expedient manner.

8. Finalize Relocation Terms. WFI will provide the proposed business terms to Tritel for approval.

9. Finalize Relocation Agreement. Once Tritel has approved the business terms, WFI, shall work with Tritel's counsel to facilitate the negotiation and execution of the final relocation agreement between Tritel and the incumbent.

10. Frequency Coordination. WFI will order frequency coordination. If required, WFI will prepare the required FCC license applications for incumbent's signature and submit such applications to the FCC

11. Detailed Relocation System Design. WFI will order engineering services required to design and engineer the microwave path including path and site surveys and network system design.

12. Third Party Proposals. WFI will obtain and review third party proposals for equipment and/or services, including but not limited to construction, installation, testing and training and other services required to implement the turnkey replacement and make a recommendation to Tritel as to which proposal to accept.

13. Tower Stress and Foundation Analysis. WFI will order any required tower and foundation analyses. WFI will coordinate and program manage the entire process.

14. Tower Options Analysis. WFI will review results of the tower and/or foundation analysis and based on the recommendation made by the Supplier, determine most cost-effective option such as structural strengthening, replacement, or alternate courses of action.

15. Leased Facilities. In the event that an incumbent transfers its operations to leased facilities and requests Tritel's assistance in the transfer, WFI will coordinate the transfer of the facilities to alternate leased by the scheduled decommissioning date

16. Relocation Plan. WFI will develop a relocation plan that sets forth detailed relocation requirements including equipment procurement requirements, time line requirements, system performance requirements and detailed installation requirements. These detailed installation requirements will include testing, acceptance, and commissioning requirements.

17. Installation Feasibility Analysis. WFI, in coordination with a third party equipment supplier and installer, will conduct an installation feasibility analysis in order to identify detailed installation requirements and to ensure that decommissioning objectives are met.

18. Installation Oversight. WFI will supervise the installation of the replacement system to ensure that the old system is decommissioned on schedule and that the incumbent is satisfied with the installation of the replacement system.





                      Page 29 of 37
                      CONFIDENTIAL MATERIAL TRITEL COMMUNICATIONS, INC.

19. Tower Modification Oversight. WFI will monitor third party Suppliers' performance to ensure timely completion of their obligations.

20. Documentation Review. WFI will review "as-built" documentation prepared by third party Suppliers, verify completion of third party supplier contractual requirements, and recommend to Tritel to proceed with final payment based on acceptance criteria.

21. Incumbent Acceptance. WFI will obtain final incumbent acceptance of equipment and facility installation. WFI will ensure incumbent's satisfaction that the contractual obligations by Tritel and its subcontractors (if applicable) have been met

22. Final Cost Documentation. WFI will provide Tritel with a final accounting of the costs incurred to perform the turnkey relocation project

23. Monitoring of Incumbent's Performance Obligations. For paths that resulted in a cash transaction between Incumbent and Tritel, WFI will monitor incumbent to ensure compliance with contractual obligations and report such status to Tritel.

24. Decommissioning Notification. WFI will notify Tritel of completion of the relocation and provide Tritel with copies of FCC Form 415s and/or FCC licenses indicating that the 2 GHz frequencies have been removed and decommissioned.

    B.  Deliverables

    WFI will provide Tritel the following deliverables on a per incumbent basis:

    1.    Signed offer letter;

    2.    Executed contract between incumbent and Tritel;

    3. Periodic reports containing the status on incumbent compliance with the frequency relocation agreement including status on path decommissioning.

    4. Where applicable, WFI shall provide to Tritel the following information:

              a)    Test reports;

              b)    Procurement documentation;

              c)    Project management reports;

              d)    Equipment test certification;

              e) Photos, drawings and other information obtained from site visits

              f)    Cut-over documentation; and

              g)    Equipment removal certification.

    5. WFI shall provide Tritel with copies of FCC Form 415s for decommissioned paths.





                      Page 30 of 37
                      CONFIDENTIAL MATERIAL TRITEL COMMUNICATIONS, INC.

3.  Drive Test Frequency Selection

    WFI will complete the spectrum analysis and provide Tritel with the required drive test frequencies for the assigned BTS locations (if a non-interfering frequency is available).

4.  Prior Coordination Notices

    WFI will prepare Prior Coordination Notices (PCN(s)), mail PCNs to incumbents and clearinghouses, and coordinate responses and objections to PCNs, as required. Typically one PCN mailing will be required for each BTA, unless considerable RF engineering design changes occur later in the pre-launch phase. As a result of RF design changes, additional PCN(s) will be performed as required.

5.  Cost Sharing Support

    WFI will support Tritel in cost sharing negotiations with PCS licensees for those co-channel paths that have been relocated by these licensees (the "PCS Relocators"). WFI will analyze the reimbursement amount requested by a PCS Relocator and the supporting itemized cost documentation provided by the PCS Relocator and evaluate its validity with respect the FCC's cost-sharing rules. WFI will support Tritel in negotiations to ensure Tritel pays the appropriate amount for its reimbursement obligations as per the FCC's rules. If necessary and if there is no conflict of interest (i.e. WFI has not been contracted to negotiate on behalf of the PCS Relocator), WFI will negotiate directly with the PCS Relocator to determine the appropriate reimbursement amount.








                      Page 31 of 37
                      CONFIDENTIAL MATERIAL TRITEL COMMUNICATIONS, INC.

                                    EXHIBIT E

       PRICING AND PASS THROUGH EXPENSES FOR MICROWAVE RELOCATION SERVICES

        [CONFIDENTIAL TREATMENT REQUESTED]

B.  PAYMENT TERMS:

     1)  GENERAL

        a)  Tritel shall pay invoices within thirty days of receipt

     2)  SPECIFIC

            (1) Spectrum Sharing Engineering Study and Analysis and Initial Market Assessment

            (2) WFI will submit an invoice upon submission of applicable deliverable items

        b)    Negotiations and Program Management

            (1) WFI will submit an invoice for [CONFIDENTIAL TREATMENT REQUESTED] for the applicable path(s) upon execution of an agreement with the incumbent

            (2) WFI will submit an invoice for the remaining [CONFIDENTIAL TREATMENT REQUESTED] for the applicable paths(s) once the path has been decommissioned and upon submitting applicable deliverable items.

        c)    Drive Test Frequency Selection

            (1) WFI will submit an invoice on a monthly basis for all drive test frequency selections completed during that month.

        d)    Prior Coordination Notices

            (1) WFI will submit an invoice upon submitting applicable deliverable items.

        e)    Cost Sharing Support

            (1) WFI will submit an invoice for [CONFIDENTIAL TREATMENT REQUESTED] for the applicable path(s) upon assignment of such paths by Tritel.

            (2) WFI will submit an invoices on a per path basis for the remaining [CONFIDENTIAL TREATMENT REQUESTED] of the service fee for the applicable paths(s) upon completion of negotiations and an agreement as to the reimbursement amount.

C.  EXPENSE REIMBURSEMENT

     The pricing set forth above includes WFI's Services only and does not include additional expenses incurred in completing the microwave replacement. Tritel shall reimburse WFI for the cost of any expenses incurred by WFI. The list below sets forth the estimates for the type of expenses that may be incurred:

     ACTIVITY                                                     TYPICAL COST
     --------                                                     ------------

[CONFIDENTIAL TREATMENT REQUESTED]





                     Page 32 of 37
                     CONFIDENTIAL MATERIAL TRITEL COMMUNICATIONS, INC.

For reimbursable expense items that are less than [CONFIDENTIAL TREATMENT REQUESTED] WFI shall invoice Tritel promptly upon completion of the event for which reimbursement is sought. For reimbursable expense items that are equal to or greater than [CONFIDENTIAL TREATMENT REQUESTED], WFI shall prepare and submit to Tritel a purchase requisition and Tritel shall pay the third party supplier directly.














                      Page 33 of 37
                      CONFIDENTIAL MATERIAL TRITEL COMMUNICATIONS, INC.

                                    EXHIBIT F

                                SAMPLE WORK ORDER

WORK ORDER NO.:___

DATE:

Tritel Communications, Inc. ("Tritel") on this _____ day of __________, 199__ hereby requests that Wireless Facilities, Inc. ("WFI") provide the services set forth below (the "Services") subject to the terms and conditions set forth herein and in accordance with the provisions of the Services Agreement dated ____________________ or any subsequent Microwave Relocation Services Agreement (the "Agreement") by and between Tritel and WFI, according to the following terms:

1.     ASSIGNMENT:

2.     DESCRIPTION OF SERVICES:

3.     SERVICE FEE:

4.     PAYMENT SCHEDULE:

5. PASS THROUGH EXPENSES Tritel shall reimburse WFI for pass through expenses as set forth in Exhibit B of the Letter of Agreement.

6. COMMENCEMENT OF SERVICES: WFI shall commence performance of the Services immediately upon full execution of this W.O.

7. INCORPORATION: This W.O. shall be appended to the Letter of Agreement or the Agreement and is incorporated therein by reference. All of the terms and conditions of the Letter of Agreement or the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this W.O. shall govern.

TRITEL COMMUNICATIONS, INC.                  WIRELESS FACILITIES, INC.

-------------------------                    ---------------------------

-------------------------                    ---------------------------
Print Name                                   Print Name

-------------------------                    ---------------------------
Title                                        Title












                      Page 34 of 37
                      CONFIDENTIAL MATERIAL TRITEL COMMUNICATIONS, INC.

                                    EXHIBIT G

                         TRITEL MARKETS ASSIGNED TO WFI

PROJECT OFFICE           COUNTY         STATE NAME    MAJOR       BASIC        METROPOLITAN
                                                      TRADING     TRADING      STATISTICAL AREAS
                                                      AREAS       AREAS        AND RURAL SERVICE
                                                      (MTA)       (BTA)        AREAS (MSA/RSA)
Louisville               Clark          Indiana       26          263          37
==================================================================================================
==================================================================================================
Louisville               Crawford       Indiana       26          263          410
==================================================================================================
==================================================================================================
Louisville               Floyd          Indiana       26          263          37
==================================================================================================
==================================================================================================
Louisville               Harrison       Indiana       26          263          410
==================================================================================================
==================================================================================================
Louisville               Jefferson      Indiana       26          263          411
==================================================================================================
==================================================================================================
Louisville               Scott          Indiana       26          263          411
==================================================================================================
==================================================================================================
Louisville               Washington     Indiana       26          263          410
==================================================================================================
==================================================================================================
Louisville               Adair          Kentucky      26          263          447
==================================================================================================
==================================================================================================
Louisville               Anderson       Kentucky      26          252          446
==================================================================================================
==================================================================================================
Louisville               Bath           Kentucky      26          252          450
==================================================================================================
==================================================================================================
Louisville               Bourbon        Kentucky      26          252          116
==================================================================================================
==================================================================================================
Louisville               Boyle          Kentucky      26          252          448
==================================================================================================
==================================================================================================
Louisville               Breathitt      Kentucky      26          252          452
==================================================================================================
==================================================================================================
Louisville               Breckinridge   Kentucky      26          263          445
==================================================================================================
==================================================================================================
Louisville               Bullitt        Kentucky      26          263          37
==================================================================================================
==================================================================================================
Louisville               Carroll        Kentucky      26          263          449
==================================================================================================
==================================================================================================
Louisville               Clark          Kentucky      26          252          116
==================================================================================================
==================================================================================================
Louisville               Edmonson       Kentucky      26          52           445
==================================================================================================
==================================================================================================
Louisville               Estill         Kentucky      26          252          452
==================================================================================================
==================================================================================================
Louisville               Fayette        Kentucky      26          252          116
==================================================================================================
==================================================================================================
Louisville               Fleming        Kentucky      26          252          450
==================================================================================================
==================================================================================================
Louisville               Franklin       Kentucky      26          252          449
==================================================================================================
==================================================================================================
Louisville               Garrard        Kentucky      26          252          448
==================================================================================================
==================================================================================================
Louisville               Grayson        Kentucky      26          263          445
==================================================================================================
==================================================================================================
Louisville               Green          Kentucky      26          263          446
==================================================================================================
==================================================================================================
Louisville               Hardin         Kentucky      26          263          446
==================================================================================================
==================================================================================================
Louisville               Harrison       Kentucky      26          252          449
==================================================================================================
==================================================================================================
Louisville               Hart           Kentucky      26          263          447
==================================================================================================
==================================================================================================
Louisville               Henry          Kentucky      26          263          449
==================================================================================================
==================================================================================================
Louisville               Jackson        Kentucky      26          252          452
==================================================================================================
==================================================================================================
Louisville               Jefferson      Kentucky      26          263          37
==================================================================================================
==================================================================================================
Louisville               Jessamine      Kentucky      26          252          116
==================================================================================================
==================================================================================================
Louisville               Knott          Kentucky      26          252          452
==================================================================================================
==================================================================================================
Louisville               Larue          Kentucky      26          263          446
==================================================================================================
==================================================================================================
Louisville               Lee            Kentucky      26          252          452
==================================================================================================
==================================================================================================
Louisville               Leslie         Kentucky      26          252          453
==================================================================================================
==================================================================================================
Louisville               Lincoln        Kentucky      26          252          448
==================================================================================================
==================================================================================================
Louisville               Madison        Kentucky      26          252          448
==================================================================================================
==================================================================================================
Louisville               Magoffin       Kentucky      26          252          451
==================================================================================================
==================================================================================================
Louisville               Marion         Kentucky      26          263          446
==================================================================================================
==================================================================================================
Louisville               Meade          Kentucky      26          263          445
==================================================================================================
==================================================================================================
Louisville               Menifee        Kentucky      26          252          450
==================================================================================================
==================================================================================================
Louisville               Mercer         Kentucky      26          252          446
==================================================================================================
==================================================================================================
Louisville               Montgomery     Kentucky      26          252          450
==================================================================================================
==================================================================================================
Louisville               Morgan         Kentucky      26          252          451


                             Page 35 of 37
                             CONFIDENTIAL MATERIAL TRITEL COMMUNICATIONS, INC.



PROJECT OFFICE           COUNTY         STATE NAME    MAJOR       BASIC        METROPOLITAN
                                                      TRADING     TRADING      STATISTICAL AREAS
                                                      AREAS       AREAS        AND RURAL SERVICE
                                                      (MTA)       (BTA)        AREAS (MSA/RSA)
==================================================================================================
Louisville               Nelson         Kentucky      26          263          446
==================================================================================================
==================================================================================================
Louisville               Nicholas       Kentucky      26          252          450
==================================================================================================
==================================================================================================
Louisville               Oldham         Kentucky      26          263          37
==================================================================================================
==================================================================================================
Louisville               Owen           Kentucky      26          252          449
==================================================================================================
==================================================================================================
Louisville               Owsley         Kentucky      26          252          452
==================================================================================================
==================================================================================================
Louisville               Perry          Kentucky      26          252          452
==================================================================================================
==================================================================================================
Louisville               Powell         Kentucky      26          252          452
==================================================================================================
==================================================================================================
Louisville               Robertson      Kentucky      26          252          450
==================================================================================================
==================================================================================================
Louisville               Rockcastle     Kentucky      26          252          448
==================================================================================================
==================================================================================================
Louisville               Rowan          Kentucky      26          252          450
==================================================================================================
==================================================================================================
Louisville               Scott          Kentucky      26          252          116
==================================================================================================
==================================================================================================
Louisville               Shelby         Kentucky      26          263          449
==================================================================================================
==================================================================================================
Louisville               Spencer        Kentucky      26          263          446
==================================================================================================
==================================================================================================
Louisville               Taylor         Kentucky      26          263          446
==================================================================================================
==================================================================================================
Louisville               Trimble        Kentucky      26          263          449
==================================================================================================
==================================================================================================
Louisville               Warren         Kentucky      26          52           445
==================================================================================================
==================================================================================================
Louisville               Washington     Kentucky      26          263          446
==================================================================================================
==================================================================================================
Louisville               Wolfe          Kentucky      26          252          452
==================================================================================================
==================================================================================================
Louisville               Woodford       Kentucky      26          252          116
==================================================================================================
==================================================================================================
Nashville                Allen          Kentucky      26          52           445
==================================================================================================
==================================================================================================
Nashville                Barren         Kentucky      26          52           447
==================================================================================================
==================================================================================================
Nashville                Butler         Kentucky      26          52           445
==================================================================================================
==================================================================================================
Nashville                Caldwell       Kentucky      43          83           444
==================================================================================================
==================================================================================================
Nashville                Christian      Kentucky      43          83           209
==================================================================================================
==================================================================================================
Nashville                Clinton        Kentucky      26          52           447
==================================================================================================
==================================================================================================
Nashville                Cumberland     Kentucky      26          52           447
==================================================================================================
==================================================================================================
Nashville                Logan          Kentucky      26          52           445
==================================================================================================
==================================================================================================
Nashville                Metcalfe       Kentucky      26          52           447
==================================================================================================
==================================================================================================
Nashville                Monroe         Kentucky      26          52           447
==================================================================================================
==================================================================================================
Nashville                Simpson        Kentucky      26          52           445
==================================================================================================
==================================================================================================
Nashville                Todd           Kentucky      43          83           445
==================================================================================================
==================================================================================================
Nashville                Trigg          Kentucky      43          83           444
==================================================================================================
==================================================================================================
Nashville                Warren         Kentucky      26          52           445
==================================================================================================
==================================================================================================
Nashville                Bedford        Tennessee     43          314          648
==================================================================================================
==================================================================================================
Nashville                Benton         Tennessee     43          314          643
==================================================================================================
==================================================================================================
Nashville                Cannon         Tennessee     43          314          644
==================================================================================================
==================================================================================================
Nashville                Cheatham       Tennessee     43          314          46
==================================================================================================
==================================================================================================
Nashville                Clay           Tennessee     43          314          645
==================================================================================================
==================================================================================================
Nashville                Coffee         Tennessee     43          314          644
==================================================================================================
==================================================================================================
Nashville                Davidson       Tennessee     43          314          46
==================================================================================================
==================================================================================================
Nashville                DeKalb         Tennessee     43          314          644
==================================================================================================
==================================================================================================
Nashville                Dickson        Tennessee     43          314          46
==================================================================================================
==================================================================================================
Nashville                Franklin       Tennessee     43          314          648
==================================================================================================
==================================================================================================
Nashville                Giles          Tennessee     43          314          648
==================================================================================================
==================================================================================================
Nashville                Henry          Tennessee     43          314          643
==================================================================================================
==================================================================================================
Nashville                Hickman        Tennessee     43          314          647
==================================================================================================
==================================================================================================
Nashville                Houston        Tennessee     43          83           643
==================================================================================================
==================================================================================================
Nashville                Humphreys      Tennessee     43          314          643
==================================================================================================
==================================================================================================
Nashville                Lawrence       Tennessee     43          314          647
==================================================================================================
==================================================================================================
Nashville                Lewis          Tennessee     43          314          647
==================================================================================================


                             Page 36 of 37
                             CONFIDENTIAL MATERIAL TRITEL COMMUNICATIONS, INC.






PROJECT OFFICE           COUNTY         STATE NAME    MAJOR       BASIC        METROPOLITAN
                                                      TRADING     TRADING      STATISTICAL AREAS
                                                      AREAS       AREAS        AND RURAL SERVICE
                                                      (MTA)       (BTA)        AREAS (MSA/RSA)
=================================================================================================
Nashville                Macon          Tennessee     43          314          645
==================================================================================================
==================================================================================================
Nashville                Marshall       Tennessee     43          314          648
==================================================================================================
==================================================================================================
Nashville                Maury          Tennessee     43          314          651
==================================================================================================
==================================================================================================
Nashville                Montgomery     Tennessee     43          83           209
==================================================================================================
==================================================================================================
Nashville                Moore          Tennessee     43          314          648
==================================================================================================
==================================================================================================
Nashville                Perry          Tennessee     43          314          647
==================================================================================================
==================================================================================================
Nashville                Robertson      Tennessee     43          314          46
==================================================================================================
==================================================================================================
Nashville                Rutherford     Tennessee     43          314          46
==================================================================================================
==================================================================================================
Nashville                Smith          Tennessee     43          314          644
==================================================================================================
==================================================================================================
Nashville                Stewart        Tennessee     43          83           643
==================================================================================================
==================================================================================================
Nashville                Sumner         Tennessee     43          314          46
==================================================================================================
==================================================================================================
Nashville                Trousdale      Tennessee     43          314          645
==================================================================================================
==================================================================================================
Nashville                Van Buren      Tennessee     43          314          644
==================================================================================================
==================================================================================================
Nashville                Warren         Tennessee     43          314          644
==================================================================================================
==================================================================================================
Nashville                Williamson     Tennessee     43          314          46
==================================================================================================
==================================================================================================
Nashville                Wilson         Tennessee     43          314          46
==================================================================================================





                             Page 37 of 37
                             CONFIDENTIAL MATERIAL TRITEL COMMUNICATIONS, INC.